UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 21, 2016 (April 20, 2016)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)         At the Annual Meeting of Shareholders of EQT Corporation (the Company) held on April 20, 2016 (the Annual Meeting), David S. Shapira and George L. Miles, Jr. retired from the Board of Directors of the Company as a result of reaching the mandatory retirement age set forth in Section 3.07 of the Company’s bylaws and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(b)         In addition, at the Annual Meeting, the Company’s shareholders approved the EQT Corporation 2016 Executive Short-Term Incentive Plan (the Plan).  A summary of the Plan is set forth under the caption “Item No. 3 — Approval of the EQT Corporation 2016 Executive Short-Term Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 19, 2016 (the Proxy Statement), which summary is incorporated herein by reference.  The summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the Proxy Statement.  The final vote results for each proposal were as follows:

Proposal 1*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring at the 2017 annual meeting:
• Vicky A. Bailey	118,226,966	99.66%	401,299	0.34%	517,529	14,789,324
• Philip G. Behrman, Ph.D.	118,364,619	99.78%	260,833	0.22%	520,342	14,789,324
• Kenneth M. Burke	118,351,298	99.77%	268,353	0.23%	526,142	14,789,324
• A. Bray Cary, Jr.	116,329,321	98.06%	2,296,833	1.94%	519,639	14,789,324
• Margaret K. Dorman	118,348,039	99.76%	287,305	0.24%	510,449	14,789,324
• David L. Porges	115,078,621	97.21%	3,297,865	2.79%	769,308	14,789,324
• James E. Rohr	117,593,845	99.13%	1,033,036	0.87%	518,912	14,789,324
• Stephen A. Thorington	118,388,277	99.80%	232,042	0.20%	525,474	14,789,324
• Lee T. Todd, Jr., Ph.D.	117,905,750	99.40%	711,982	0.60%	528,061	14,789,324
• Christine J. Toretti	118,246,817	99.68%	380,760	0.32%	518,217	14,789,324

Proposal 2*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2015.	113,773,099	96.06%	4,665,307	3.94%	707,387	14,789,324

Proposal 3*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved the EQT Corporation 2016 Executive Short-Term Incentive Plan.	116,124,794	98.01%	2,354,670	1.99%	666,330	14,789,324

Proposal 4*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.	133,135,971	99.48%	702,287	0.52%	96,860	N/A

* For purposes of Proposals 1 through 4, abstentions, broker non-votes and the failure to vote are not votes cast and, accordingly, have no effect on the outcome of such proposals.

Item 9.01.             Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
10.1	EQT Corporation 2016 Executive Short-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 21, 2016	By:	/s/ David L. Porges
	Name:	David L. Porges
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	EQT Corporation 2016 Executive Short-Term Incentive Plan